UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 27, 2011

VALIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28423	58-2541997
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6 Gurdwara Street, Suite 100 Ottawa, Canada	K2E 5A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (613) 230-7211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - Other Events

Validian Corp. is pleased to announce the completion of Version 2.0 of the Validian Core Technology Platform (CTP 2.0).  The CTP Version 2.0 upgrade enables operation on the latest Microsoft Windows Operating Systems (Windows 7, Vista and XP) and the latest Windows Server OS (2008 and 2003).

With extensive debugging and rigorous acceptance testing completed, Validian CTP 2.0 will be installed at two customers within the next 30 days.

For further information please refer to the press release attached hereto as Exhibit 99.1.

Item 9.01

Exhibits

Exhibit No.            Description

99.1                         Press Release dated July 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDIAN CORPORATION

Dated:   July 29, 2011

By:

/s/ Bruce Benn

Name:

Bruce Benn

Title:

President, Chief Executive Officer

and Chief Financial Officer